Corporate income taxes	9 Months Ended
Jul. 31, 2020
Text Block [Abstract]
Corporate income taxes
20.	Corporate income taxes
Since 2016, the Bank has received reassessments totalling $807 million of tax and interest as a result of the Canada Revenue Agency denying the tax deductibility of certain Canadian dividends received during the 2011-2014 taxation years. In
Ju
ne
 2020, the Bank received a reassessment for $216 million of tax and inter
est
 in respect of certain Canadian dividends received during the 2015 taxation year. The circumstances of the dividends subject to these reassessments are similar to those prospectively addressed by rules introduced in 2015 and 2018. The Bank is confident that its tax filing position was appropriate and in accordance with the relevant provisions of the Income Tax Act (Canada) and intends to vigourously defend its position.